Securities and Exchange Commission
Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant

Filed by a Party other than the Registrant

Check the appropriate box:

Preliminary Proxy Statement Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2)

Definitive Proxy Statement

Definitive Additional Materials

Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

BHA Group Holdings, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

No fee required.

Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

Fee paid previously with preliminary materials

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount previously paid:

(2)	Form, Schedule or Registration Statement no.:

(3)	Filing Party:

(4)	Date Filed:

Overview

Steve Rowe

July 13, 2004

HOUSE
FOR
SALE

GE Proprietary

imagination at work

Currently Operating in More Than 100 Countries

11 Major Businesses…Over 300,000 Employees

2003 Revenue $134.2 Billion

2003 Earnings $15.6 Billion

Over 125 Years of Operating Experience

GE Corporation – Profile

Great Heritage…A Tradition Of Leadership

World’s Most
Admired Company
Fortune Magazine

1998 - 2002

America’s Most
Admired Company
Fortune Magazine

1998 - 2002

Founded by Thomas Edison 125 Years Ago
Only company listed
in the Dow Jones Industrial
as part of the original
index in 1896

Inventions Today Include:
LEXAN® Technologies, Medical and Securities, Powder Coatings…

World’s Most
Respected Company
Financial Times

1998 - 2004

The New GE …

GE Advanced Material

GE Commercial Finance

GE Consumer Finance

GE Consumer & Industrial

GE Healthcare

GE Infrastructure

GE Insurance

NBC / Universal

GE Transportation

GE Equipment Services

GE Energy

Globalization is Key to GE Growth

70

37

1987

1995

29

43

27

132

2002

79

53

International

USA

8

40% of total revenues are

from outside the US

52% of non-US revenues

are in Europe

(Billions $)

Rapid & Steady Growth in Important Segment

$3bn

7,700

$12bn

46,000

$26bn

72,000

1987

1995

2002

Revenues

Employees

AAGR
15%

Europe

Global Technology Presence

Global Research Center

Niskayuna, NY

John F. Welch
Technology Centre

Bangalore, India

China Technology Center

Shanghai, China

Global Research – Europe

Munich, Germany

GE focus on technology

150 Scientists (Phase 2: 300)

Operational Q3 2004

R&D Focus :

Renewable Energies

Medical technologies

Electronics & Automation

Automotive Solutions

Global Research Center Europe - Munich

GE Energy Businesses –
2003 Revenue

Hydro

$18.5B Total Revenue

Products

Services

Oil & Gas

Aero

Recyclables

Nuclear

Oil & Gas, Teknos,

OMI Service

Italy

Hydro,
Aero Package Services

Norway

Aero Packaging &
Component Mfg.

Hungary

Substation Automation

Sweden

Barcelona Service Center,
Wind Energy

Spain

Energy Products,
Thermodyn, Sales

France

Network Solutions,
Substation Automation,
Basildon Service Center,
Turbine Blading,
Rental Power, PII,
Global Control Services,
Sales

England

GE Energy in Europe

Plant Optimization
Solutions

Austria

Aero Package Services

Holland

Network Solutions

Scotland

H SystemTM

Launch Site

Wales

Energy Products,
Wind Energy, Network Solutions,
Bently Nevada, Rental Power

Germany

9,000 Employees –
80 Locations
in 21 Countries

Services

$4.0

47%

Products

$4.5

Services

$7.7

33%

Products

$15.9

Services

~$10

56%

Products

~$8

GE Energy Portfolio Transformation…
                                                                    From Products To Services

($Billions)

Sales

$8.5

$23.6

~$18

‘98

‘02

‘04

GE Energy Businesses

Services

Our mission is to provide
products, services and solutions
for our customer's energy
producing, delivering, managing
and consuming assets.

Hydro

Nuclear

Recyclables

Aero

Oil & Gas

Services

Products

Energy Services Strategy for Growth

Technology

Quality

Transactional

To Contractual

Power Island

+Total Plant

+Network

Traditionally Concentrated on Power
Generation Equipment

Now Serving the Total Plant

-  Power Output      -  Emissions                  -  Availability

-  Efficiency                         -  Reliability

Expanding To The Total Network

-  Transmission & Distribution

-  Telecommunications

-  Industrial Users

GE Energy Services

SCR
Air Heater
ESP
ID Fan
FD Fan
Coal Silos
Coal Crusher
Boiler
Steam Turbine/Generator
Pulveriser
Coal Supply

GE Proprietary
imagination at work

Environmental Services…
                                    A Key GE Growth Initiative

From Pollution Control Components to Plant Environmental Solutions

Fuel

Monitoring &

Treatment

Combustion

Control

Post Combustion

Control

Emissions

Monitoring

Turbine

Uprates

Driving To Become $1B Segment

BHA and GE

Post Combustion Control Allows Total Plant Solution

GE Energy Global Sales Force To Augment BHA Sales Efforts

GE’s Global Research Center to Partner with BHA

Parts & Service Culture

New Potential Growth Opportunities

Membrane Application/Technologies

Apparel

Global Reach

1,000+ Field Engineers; 400+ Global Sales Associates

100+ Global Service Locations

Summary

A Great Union…Two Great Businesses
Dedicated to Services Excellence

During The Next Couple of Months…
 GE/BHA Integration Team Will Focus on Structure,
Synergies, Go-To-Market Strategies, Communication and
Human Resources Integration

Environmental is a Key Growth Opportunity…

We Look Forward To Working With You

Ricardo Artigas

President and CEO, ES

June 2, 2004

GE Energy Overview

Important Legal Information

In connection with the proposed transaction, a proxy statement has been filed with the U.S. Securities & Exchange
Commission by BHA Group Holdings, Inc. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE
PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC REGARDING THE
PROPOSED TRANSACTION BECAUSE THEY CONTAIN IMPORTANT INFORMATION. A definitive proxy statement will be sent to security holders of BHA seeking their approval of the transaction. Investors and security holders may obtain a free copy of the definitive proxy statement when it becomes available, and other documents filed or furnished by
BHA with the SEC, at the SEC's website at www.sec.gov. The definitive proxy statement and other documents filed or furnished by BHA may also be obtained for free by directing a request to BHA's Corporate Secretary at 1-800-821-2222.

BHA and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of BHA in connection with the proposed transaction. Information about the directors and executive officers of BHA is set forth in the proxy statement on Schedule 14A for BHA's annual meeting of stockholders, as filed with the
SEC on January 16, 2004. Additional information regarding participants in the proxy solicitation may be obtained by reading the proxy statement regarding the proposed transaction. Investors may obtain a detailed list of names, affiliations and interests of participants in the solicitation of proxies of BHA stockholders to approve the merger at the following address: 8800 East 63rd Street, Kansas City, Missouri, 64133.

CAUTION CONCERNING FORWARD-LOOKING STATEMENTS: This document contains certain "forward-looking statements" within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. These statements are based on management's current expectations and are naturally subject to uncertainty and changes in circumstances. Actual results may vary materially from the expectations contained herein. The forward-looking statements contained herein include statements about the proposed transaction and future benefits of the pending proposed transaction between GE and BHA. The following factors, among others, could cause actual results to differ materially from those described herein: failure to obtain certain regulatory approvals; actions of the U.S., foreign and local governments; failure of the requisite number of BHA stockholders to approve the proposed transaction; the inability to successfully integrate the businesses of GE and BHA; the costs related to the merger; the inability to achieve cost-cutting synergies resulting from the merger; changing consumer or marketplace trends; the general economic environment; potential or actual litigation challenging the proposed transaction; and other economic, business, competitive and/or regulatory factors affecting businesses generally. More detailed information about those factors is set forth in filings to be made by GE and BHA with the SEC. Neither GE nor BHA is under any obligation to (and expressly disclaims any such obligation to) update or alter its forward-looking statements whether as a result of new information, future events or otherwise.